UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019 (October 23, 2019)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 28, 2019, Riot Blockchain, Inc. (the “Company”) filed a current report on Form 8-K (the “Original 8-K”) reporting the results of its annual meeting of stockholders (the “Annual Meeting”) to vote on the proposals identified in the definitive proxy statement filed by the Corporation with the U.S. Securities and Exchange Commission on September 20, 2019. Subsequent to filing the Original 8-K, the Company discovered a clerical error in the compilation of the reported vote totals for director nominees. This Amendment No. 1 on Form 8-K/A amends and restates Item 5.07 of the Original 8-K to correct the results. The change did not have any impact on the outcome of the voting results

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 23, 2019, Riot Blockchain, Inc. (“Riot” or the “Corporation”) held its annual meeting of stockholders (the “Annual Meeting”) to vote on the proposals identified in the definitive proxy statement filed by the Corporation with the U.S. Securities and Exchange Commission on September 20, 2019.

As of the close of business on September 3, 2019, the record date for the Annual Meeting, 23,555,930 shares (the “Shares”) of Riot’s common stock were issued and outstanding and entitled to vote at the Annual Meeting. 14,530,420 Shares were represented in person or by proxy at the Annual Meeting, constituting more than 33 and 1/3% of the Shares and a quorum for conducting business according to the Corporation’s bylaws.

At the Annual Meeting, the following five (5) proposals were voted on by the Corporation’s stockholders:

Proposal No. 1:	Election of Directors;
Proposal No. 2:	Ratification of the Independent Auditors;
Proposal No. 3:	Advisory Vote on the Corporation’s Executive Compensation;
Proposal No. 4:	Advisory Vote on the Frequency of Future Advisory Votes on the Corporation’s Executive Compensation; and
Proposal No. 5:	Approval of the 2019 Riot Blockchain, Inc. Equity Incentive Plan

The Corporation’s stockholders approved, upon the recommendation of the Board of Directors, each of these five (5) proposals at the Annual Meeting. The final voting results on each of the proposals by the Corporation’s stockholders at the Annual Meeting are set forth below:

Proposal No. 1: Election of Directors

	Shares Voted For	Shares Withheld	Broker Non-Votes

Remo Mancini	2,360,486	265,866	12,193,117
Jason Les	2,344,303	282,049	12,193,117
Benjamin Yi	2,336,992	289,360	12,193,117

Accordingly, each of Messrs. Mancini, Les, and Yi were elected by the stockholders as members of the Board of Directors to serve until the next annual meeting of the stockholders or their earlier resignation, removal or death.

Proposal No. 2: Ratification of the Independent Auditors

Shares Voted For	Shares Voted Against	Shares Abstaining

12,951,736	1,257,887	320,797

Accordingly, the appointment of Marcum, LLP, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019 was approved by the stockholders.

Proposal No. 3: Advisory Vote on the Corporation’s Executive Compensation

Shares Voted For	Shares Voted Against	Shares Abstaining*

2,201,162	370,338	12,247,726

 * Includes broker non-votes

Accordingly, by advisory vote of the stockholders, the Corporation’s executive compensation for the year ended December 31, 2018 was approved.

Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes on the Corporation’s  Executive Compensation

Every Year	Every Two Years	Every Three Years	Shares Abstaining*

2,282,178	74,957	41,194	12,415,012

 * Includes broker non-votes

Accordingly, “Every Year” was selected as the stockholders’ preference for the frequency of future advisory votes on the Corporation’s executive compensation.

Proposal No. 5: Approval of the 2019 Riot Blockchain, Inc. Equity Incentive Plan

Shares Voted For	Shares Voted Against	Shares Abstaining*

2,092,695	395,523	12,328,078

 * Includes broker non-votes

Accordingly, the 2019 Riot Blockchain, Inc. Equity Incentive Plan was approved by vote of the stockholders.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Executive Officer

Date: October 28, 2019